EXHIBIT 10.61

EXECUTION COPY

WAIVER NO. 9

TO THE AMENDED AND RESTATED DIP CREDIT AGREEMENT

WAIVER NO. 9 dated as of February 12, 2004 (this “Waiver No. 9”) to the Credit Agreement (as defined below) among WORLDCOM, INC., a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, as borrower (the “Borrower”), each of the Guarantors party to the Credit Agreement, each a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, as guarantors (the “Guarantors”), each of the Lenders (as defined in the Credit Agreement) party hereto, and CITICORP USA, INC., as administrative agent (the “Administrative Agent”). Capitalized terms defined in the Credit Agreement and not otherwise defined herein being used herein as therein defined.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of October 15, 2002, amended by Amendment No. 1 dated as of October 30, 2002, modified by Waiver No. 2 dated as of December 30, 2002, amended by Amendment No. 3 dated January 31, 2003, amended by Amendment No. 4 dated March 24, 2003, modified by Waiver No. 5 dated June 10, 2003, amended and otherwise modified by Amendment, Waiver and Consent No. 6 dated as of August 22, 2003, as amended by Amendment No. 7 dated as of October 24, 2003 and Waiver No. 8 dated as of December 16, 2003 (as otherwise amended or modified through the date hereof, the “Credit Agreement”) among the Borrower, the Guarantors, the Lender Parties party thereto, the Administrative Agent, Citibank, N.A., as Initial L/C Issuer, J.P. Morgan Securities Inc., as Syndication Agent, Joint Lead Arranger and Joint Bookrunner, Salomon Smith Barney Inc. as Joint Lead Arranger and Joint Bookrunner, General Electric Capital Corporation, as Documentation Agent and Collateral Monitoring Agent for the Lender Parties and the other Secured Parties, GECC Capital Markets Group, Inc., as Joint Lead Arranger, and The CIT Group/Business Credit, Inc. and Foothill Capital Corporation, as co-documentation agents.

(2) The Company has requested that certain provisions of the Credit Agreement be waived in order to (a) suspend the maintenance requirements of Section 5.04(a) and (b) permit the transactions described in Annex I hereto (the “Capital Transactions”); and

(3) The undersigned Lenders and Administrative Agent are willing to so waive certain provisions of the Credit Agreement on the terms and conditions of this Waiver No. 9;

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1. Waiver. (a) Effective as of the Waiver Effective Date (as defined below), the requirement to maintain Consolidated Cash Flows of the Borrower and its

Subsidiaries in the amounts, and for the periods, set forth in Section 5.04(a) is hereby waived, provided that such waiver shall only exist for so long as the sum of the amount on deposit in the Cash Concentration Account plus amounts then on deposit in investment accounts subject to account control agreements in favor of the Administrative Agent is not less than $1,000,000,000.

(b) Effective as of the Waiver Effective Date, the provisions and restrictions of each of Section 4.01(b), 5.02(c), 5.02(g), 5.02(h), 5.02(i) and 5.02(j) are hereby permanently waived solely in connection with, and solely to the extent necessary to permit, the consummation of each of the Capital Transactions.

SECTION 2. Effectiveness. This Waiver No. 9 shall become effective as of the date first above written (the “Waiver Effective Date”) upon the receipt by the Administrative Agent of the following: (a) counterparts of this Waiver No. 9 executed by the Borrower, the Guarantors and the Required Lenders (or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Waiver No. 9) and acknowledged by the Administrative Agent and (b) payment for all fees, costs and expenses of the Administrative Agent and the Initial Lenders which have been invoiced to the Borrower and are due and payable (including, without limitation, any fees, costs and expenses due and payable pursuant to Section 4 below) as of date of the Borrower’s execution hereof.

SECTION 3. Effect on Credit Agreement. On and after the effectiveness of this Waiver No. 9, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Waiver No. 9. The Credit Agreement, as specifically modified by this Waiver No. 9, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Waiver No. 9 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4. Payment of Fees. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent and the Initial Lenders in connection with the preparation, execution and delivery of this Waiver No. 9 (including, without limitation, the reasonable fees and expenses of one joint outside counsel for the Administrative Agent and the Initial Lenders) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 5. Execution in Counterparts. This Waiver No. 9 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver No. 9 by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver No. 9.

SECTION 6. Governing Law. This Waiver No. 9 shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have each caused this Waiver No. 9 to be executed and delivered by their respective duly authorized officer as of the date first above written.

The Borrower WORLDCOM, INC., a debtor and a debtor-in-possession, as Borrower

By:	/s/ ROBERT T. BLAKELY

Name: Robert T. Blakely
Title: EVP & CFO

The Guarantors

Access Network Services, Inc.

Access Virginia, Inc.

ALD Communications, Inc.

BFC Communications, Inc.

Bittel Telecommunications Corporation

Brooks Fiber Communications of Arkansas, Inc.

Brooks Fiber Communications of Bakersfield, Inc.

Brooks Fiber Communications of Connecticut, Inc.

Brooks Fiber Communications of Fresno, Inc.

Brooks Fiber Communications of Massachusetts, Inc.

Brooks Fiber Communications of Michigan, Inc.

Brooks Fiber Communications of Minnesota, Inc.

Brooks Fiber Communications of Mississippi, Inc.

Brooks Fiber Communications of Missouri, Inc.

Brooks Fiber Communications of Nevada, Inc.

Brooks Fiber Communications of New England, Inc.

Brooks Fiber Communications of New Mexico, Inc.

Brooks Fiber Communications of New York, Inc.

Brooks Fiber Communications of Ohio, Inc.

Brooks Fiber Communications of Oklahoma, Inc.

Brooks Fiber Communications of Rhode Island, Inc.

Brooks Fiber Communications of Sacramento, Inc.

Brooks Fiber Communications of San Jose, Inc.

Brooks Fiber Communications of Stockton, Inc.

Brooks Fiber Communications of Tennessee, Inc.

Brooks Fiber Communications of Texas, Inc.

Brooks Fiber Communications of Tucson, Inc.

Brooks Fiber Communications of Tulsa, Inc.

Brooks Fiber Communications of Utah, Inc.

Brooks Fiber Communications-LD, Inc.

Brooks Fiber Properties, Inc.

BTC Transportation Corporation

Business Internet, Inc.

Chicago Fiber Optic Corporation

Com Systems, Inc.

COM/NAV Realty Corp.

Cross Country Wireless, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By:	/s/ ROBERT T. BLAKELY

Name: Robert T. Blakely
Title: Authorized Person

CS Wireless Battle Creek, Inc.

CS Wireless Systems, Inc.

E.L. Acquisition, Inc.

Express Communications, Inc.

FiberNet Rochester, Inc.

Fibernet, Inc.

Healan Communications, Inc.

ICI Capital LLC

Intelligent Investment Partners, Inc.

Intermedia Capital, Inc.

Intermedia Communications Inc.

Intermedia Communications of Virginia, Inc.

Intermedia Investment, Inc.

Intermedia Licensing Company

Intermedia Services LLC

Jones Lightwave of Denver, Inc.

Marconi Telegraph Cable Company, Inc.

MCI Canada, Inc.

MCI Communications Corporation

MCI Equipment Acquisition Corporation

MCI Galaxy III Transponder Leasing, Inc.

MCI Global Access Corporation

MCI Global Support Corporation

MCI International Services, L.L.C.

MCI International Telecommunications Holding Corporation

MCI International Telecommunications Corporation

MCI International, Inc.

MCI Investments Holdings, Inc.

MCI Network Technologies, Inc.

MCI Omega Properties, Inc.

MCI Payroll Services, LLC

MCI Research, Inc.

MCI Transcon Corporation

MCI Wireless, Inc.

MCI WORLDCOM Brands, L.L.C.

MCI WORLDCOM Brooks Telecom, LLC

MCI WORLDCOM Capital Management Corporation

MCI WORLDCOM Communications of Virginia, Inc.

MCI WORLDCOM Communications, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By:	/s/ ROBERT T. BLAKELY

Name: Robert T. Blakely
Title: Authorized Person

MCI WORLDCOM Financial Management Corporation

MCI WORLDCOM Global Networks U.S., Inc.

MCI WORLDCOM International, Inc.

MCI WorldCom Management Company, Inc.

MCI WORLDCOM MFS Telecom, LLC

MCI WORLDCOM Network Services of Virginia, Inc.

MCI WORLDCOM Network Services, Inc.

MCI WORLDCOM Synergies Management Company, Inc.

MCI/OTI Corporation

MCImetro Access Transmission Services of Virginia, Inc.

Metrex Corporation

Metropolitan Fiber Systems of Arizona, Inc.

Metropolitan Fiber Systems of Baltimore, Inc.

Metropolitan Fiber Systems of California, Inc.

Metropolitan Fiber Systems of Connecticut, Inc.

Metropolitan Fiber Systems of Dallas, Inc.

Metropolitan Fiber Systems of Delaware, Inc.

Metropolitan Fiber Systems of Denver, Inc.

Metropolitan Fiber Systems of Detroit, Inc.

Metropolitan Fiber Systems of Florida, Inc.

Metropolitan Fiber Systems of Houston, Inc.

Metropolitan Fiber Systems of Indianapolis, Inc.

Metropolitan Fiber Systems of Minneapolis/St. Paul, Inc.

Metropolitan Fiber Systems of New Hampshire, Inc.

Metropolitan Fiber Systems of New Jersey, Inc.

Metropolitan Fiber Systems of New Orleans, Inc.

Metropolitan Fiber Systems of New York, Inc.

Metropolitan Fiber Systems of Ohio, Inc.

Metropolitan Fiber Systems of Oregon, Inc.

Metropolitan Fiber Systems of Philadelphia, Inc.

Metropolitan Fiber Systems of Pittsburgh, Inc.

Metropolitan Fiber Systems of Seattle, Inc.

Metropolitan Fiber Systems of St. Louis, Inc.

Metropolitan Fiber Systems/McCourt, Inc.

MFS CableCo U.S., Inc.

MFS Datanet, Inc.

MFS Telecom, Inc.

MFS Telephone of Missouri, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By:	/s/ ROBERT T. BLAKELY

Name: Robert T. Blakely
Title: Authorized Person

MFS Telephone of New Hampshire, Inc.

MFS Telephone of Virginia, Inc.

MFS Telephone, Inc.

MFS/C-TEC

MFSA Holding, Inc.

Military Communications Center, Inc.

MobileComm Europe Inc.

Mtel Asia, Inc.

Mtel Cellular, Inc.

Mtel International, Inc.

Mtel Latin America, Inc.

Mtel Microwave, Inc.

Mtel Service Corporation

N.C.S. Equipment Corporation

National Telecommunications of Florida, Inc.

Netwave Systems, Inc.

networkMCI, Inc.

Northeast Networks, Inc.

Nova Cellular Co.

NTC, Inc.

Overseas Telecommunications, Inc.

Shared Technologies Fairchild Communications Corporation

Shared Technologies Fairchild Telecom, Inc.

Shared Technologies Fairchild, Inc.

SkyTel Communications, Inc.

SkyTel Corp.

SkyTel Payroll Services, LLC

Southernnet of South Carolina, Inc.

Southernnet Systems, Inc.

Southernnet, Inc.

Telecom*USA, Inc.

Teleconnect Company

Teleconnect Long Distance Services & Systems Co.

Tenant Network Services, Inc.

TransCall America, Inc.

Tru Vision Wireless, Inc.

Tru Vision-Flippin, Inc.

TTI National, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By:	/s/ ROBERT T. BLAKELY

Name: Robert T. Blakely
Title: Authorized Person

UUNET Australia Limited

UUNET Caribbean, Inc.

UUNET Holdings Corp.

UUNET International Ltd.

UUNET Japan Ltd.

UUNET Payroll Services, LLC

UUNET Technologies, Inc.

Virginia Metrotel, Inc.

Wireless One, Inc.

Wireless Video Services

WorldCom Broadband Solutions, Inc.

WorldCom Caribbean, Inc.

WorldCom East, Inc.

WorldCom ETC, Inc.

WorldCom Federal Systems, Inc.

WorldCom ICC, Inc.

WorldCom International Data Services, Inc.

WorldCom International, Inc.

WorldCom International Mobile Services, Inc.

WorldCom International Mobile Services LLC

WorldCom Overseas Holdings, Inc.

WorldCom Payroll Services, LLC

WorldCom Purchasing, LLC

WorldCom Ventures, Inc.

WorldCom Wireless, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By:	/s/ ROBERT T. BLAKELY

Name: Robert T. Blakely
Title: Authorized Person

The Administrative Agent CITICORP USA, INC., as Administrative Agent

By:	/s/ MICHAEL M. SCHADT

Name: Michael M. Schadt
Title: Vice President Asset Based Finance

The Initial Lenders CITICORP USA, INC., as Initial Lender

By:	/s/ MICHAEL M. SCHADT

Name: Michael M. Schadt
Title: Vice President Asset Based Finance

JPMORGAN CHASE BANK, as Initial Lender

By:	/s/ ANNA MARIE GREER

Name: Anna Marie Greer
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Initial Lender

By:	/s/

Name:
Title:

The Lenders THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By:	/s/ RENEE M. SINGER

Name: Renee M. Singer
Title: Vice President

FOOTHILL CAPITAL CORPORATION, as Lender

By:	/s/ DENNIS KING

Name: Dennis King
Title: Assistant Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/

Name:
Title:

BAYERISCHE HYPO-UND VEREINSBANK, AG—NEW YORK BRANCH, as Lender

By:	/s/

Name:
Title:

By:	/s/

Name:
Title:

FRANKLIN FLOATING RATE TRUST, as Lender

By:	/s/

Name:
Title:

The Lenders (continued) SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/

Name:
Title:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc.

By:	/s/

Name:
Title:

Annex I

Capital Transactions

Each of the transactions described below has been the result of extensive tax and legal advice provided to MCI by its external advisors. However, in the event that MCI determines in conjunction with its advisors that any of the steps described below are not advisable from a US or EMEA tax perspective, amendments may be made as necessary to any of these steps provided that any cash provided by Globenet to effect the recapitalisations described in this Annex will be returned to Globenet in full within the timescales set forth herein.

1	Austria—MCI and UUNET entities

1.1	Background

MCI WorldCom Telecom Services GmbH (“MCI Austria”) and UUNET Austria GmbH (“UUNET Austria”), both wholly-owned subsidiaries of MCI European Holdings Limited (“MCI Euro”), are currently failing a test of solvency under Austrian law because both entities have balance sheet deficits. As at the end of December 2003, MCI Austria has a balance sheet deficit of $53.77 million and UUNET Austria a balance sheet deficit of $7.85 million. Local counsel has confirmed that these balance sheet deficits must be corrected in order to avoid the risk that the companies could be wound up by third party creditors and the directors exposed to personal liability.

MCI Austria has an outstanding funding payable to MFS Globenet, Inc. (“Globenet”) of $30.55 million, and trade payables to MCI WorldCom Limited (“MCI UK”) and MCI WorldCom Deutschland GmbH (“MCI Germany”) of $17.75 million and $20.35 million respectively (together, these three balances are referred to as the “MCI Austria Balances”). UUNET Austria has a funding payable to Globenet of $1.29 million, and trade payables amounting to $4 million to a number of EMEA entities including MCI Austria and UUNET European Operations Centre BV (the “UUNET Austria Trade Balances”).

1.2	Recapitalisation Proposal

For MCI Austria, it is proposed that the MCI Austria Balances be assigned or otherwise transferred to MCI Euro (i) for issue of shares (in the case of the balance contributed by Globenet) and (ii) for an outstanding intercompany payable to MCI Euro (in the case of the MCI UK and MCI Germany trade payables transferred by MCI Austria to MCI Euro). Following such assignment, Globenet will loan $57.4 million (calculated as the sum required to cure the deficit on the balance sheet plus a further amount to cover the share capital in MCI Austria and leave some headroom) to MCI Euro and MCI Euro will contribute this cash into the capital reserves of MCI Austria by way of a capital contribution without issuance of shares. MCI Austria then repays $57.4 million of the MCI Austria Balances (which have been assigned to MCI Euro by this time) to MCI Euro and MCI Euro repays the loan provided by Globenet in this amount. It is intended that all of the $57.4 million of cash provided by Globenet will “roundtrip” back to Globenet within one week of the cash being invested by MCI Euro in MCI Austria.

For UUNET Austria, it is proposed that the funding balance outstanding to Globenet be assigned to MCI Euro for issue of shares. Following such assignment, Globenet will loan

Annex I – 2

$8.3 million (calculated as the sum required to cure the deficit on the balance sheet plus a further amount to cover the share capital in UUNET Austria and leave some headroom) to MCI Euro and MCI Euro will contribute this cash into the capital reserves of UUNET Austria by way of a capital contribution without issuance of shares. UUNET Austria then repays to MCI Euro the $1.29 million Globenet funding payable (by now transferred to MCI Euro) together with the UUNET Austria Trade Balances in the amount of $4 million. The remaining cash in the amount of $3.01 million is loaned by UUNET Austria to MCI Euro. Of the $4 million which has repaid the UUNET Austria Trade Balances, the entities which have received this cash will either repay intercompany balances outstanding to MCI Euro or, if insufficient of these exist, the cash will be loaned back to MCI Euro. MCI Euro will then repay the $8.3 million loan from Globenet. It is intended that all of the $8.3 million of cash provided by Globenet will “roundtrip” back to Globenet within one week of the cash being invested by MCI Euro in UUNET Austria.

The Borrower seeks Lender approval to enter into the transactions described in the preceding paragraphs of this Annex I.